                                                                      Exhibit 21
                                SUBSIDIARIES OF
                      SECURITY CAPITAL GROUP INCORPORATED

                                                                          Jurisdiction
Name of Entity                                                           of Organization
--------------                                                           ---------------
Belmont One Corporation................................................     Delaware
Belmont Two Corporation................................................     Delaware
Belmont Village, L.P...................................................     Delaware
BelmontCorp............................................................     Maryland
Coast Services Incorporated............................................     Maryland
East Mixed-Use Realty Investors Trust..................................     Maryland
Harbor Capital Incorporated............................................     Delaware
Midwest Mixed-Use Realty Investors Trust...............................     Maryland
SC Group Incorporated..................................................       Texas
SC Realty Incorporated.................................................      Nevada
SCERF Incorporated.....................................................     Maryland
SCPG Services Incorporated.............................................     Maryland
SCPG Ventures Incorporated.............................................     Maryland
Security Capital BVI Holdings Incorporated.............................     Maryland
Security Capital Financial Services Group Incorporated.................     Delaware
Security Capital Global Capital Management Group (Asia) Incorporated...     Delaware
Security Capital Global Capital Management Group Incorporated..........     Delaware
Security Capital Global Strategic Group Incorporated...................     Maryland
Security Capital Investment Research Incorporated......................     Delaware
Security Capital Management Incorporated...............................     Delaware
Security Capital Markets Group Incorporated............................     Delaware
Security Capital Preferred Growth Incorporated.........................     Maryland
Security Capital Real Estate Mutual Funds Incorporated.................     Maryland
Security Capital Real Estate Research Group Incorporated...............     Maryland
West Mixed-Use Realty Investors Trust..................................     Maryland
ARCHSTONE
Archstone Communities Incorporated.....................................     Delaware
Archstone Communities Trust............................................     Maryland
Archstone Financial Services, Inc......................................     Delaware
Atlantic Alabama Multifamily Trust.....................................      Alabama
Atlantic Development Services Incorporated.............................     Delaware
Atlantic Multifamily Limited Partnership-I.............................     Delaware
Atlantic-Alabama (1) Incorporated......................................     Maryland
Atlantic-Alabama (2) Incorporated......................................     Maryland

                                                                          Jurisdiction
Name of Entity                                                           of Organization
--------------                                                           ---------------
Atlantic-Alabama (3) Incorporated......................................     Delaware
Atlantic-Alabama (4) Incorporated......................................     Delaware
Atlantic-Alabama (5) Incorporated......................................     Maryland
Atlantic-Alabama (6) Incorporated......................................     Maryland
Atlantic-Tennessee Limited Partnership.................................     Delaware
Las Flores Development Company.........................................       Texas
PTR Development Services Incorporated..................................     Delaware
PTR Holdings (Texas) Incorporated......................................       Texas
PTR Multifamily Holdings Incorporated..................................     Delaware
PTR Multifamily Incorporated...........................................     Delaware
PTR Texas Holdings (1) Incorporated....................................     Delaware
PTR-California Holdings (1) Incorporated...............................     Maryland
PTR-California Holdings (2) Incorporated...............................     Maryland
PTR-California Holdings (3) Incorporated...............................     Delaware
PTR-Colorado (1), LLC..................................................     Colorado
PTR-New Mexico (1) Incorporated........................................     Delaware
Resident Advantage Incorporated........................................     Delaware
SCA Florida Holdings (1) Incorporated..................................      Florida
SCA Florida Holdings (2) Incorporated..................................     Delaware
SCA North Carolina Limited Partnership.................................     Delaware
SCA-Alabama Multifamily Trust..........................................      Alabama
SCA-I Incorporated.....................................................     Delaware
SCA-Indiana Limited Partnership........................................     Delaware
SCA-North Carolina (1) Incorporated....................................     Maryland
SCA-North Carolina (2) Incorporated....................................     Maryland
SCA-South Carolina (1) Incorporated....................................     Maryland
SCA-Tennessee (1) Incorporated.........................................     Maryland
SCA-Tennessee (2) Incorporated.........................................     Maryland
SCA-Tennessee (3) Incorporated.........................................     Maryland
SCA-Tennessee (4) Incorporated.........................................     Maryland
SCA-Tennessee Limited Partnership......................................     Delaware
SCG Realty Services Incorporated.......................................     Delaware
SCI-Kansas City (1) Incorporated.......................................     Delaware
SCP Nevada Holdings 1 Incorporated.....................................      Nevada
SCP Utah Holdings 1 Incorporated.......................................       Utah
SCP Utah Holdings 2 Incorporated.......................................       Utah
SCP Utah Holdings 4 Incorporated.......................................       Utah

                                                                          Jurisdiction
Name of Entity                                                           of Organization
--------------                                                           ---------------
SCP Utah Holdings 5 Incorporated.......................................       Utah
Security Capital Atlantic Multifamily Inc..............................     Delaware
Spectrum Apartment Locators, Inc.......................................       Texas
PROLOGIS
--------
1440 Goodyear Partners.................................................       Texas
CS Integrated Investment Management LLC................................     Delaware
CS Integrated Investments Southwest LLC................................     Delaware
CS Integrated LLC......................................................     Delaware
CS Integrated Retail Services LLC......................................     Delaware
CS Integrated-Texas Limited Partnership................................     Delaware
Enterprise Refrigerated Services LLC...................................     Delaware
Frigoscandia SA........................................................    Luxembourg
Frigo SARL.............................................................    Luxembourg
International Industrial Investments Incorporated......................     Maryland
Logistar Belgium SARL..................................................    Luxembourg
Logistar BV............................................................    Luxembourg
Logistar CR s.f.o. - Czech Republic....................................  Czech Republic
Logistar Czech Republic SARL...........................................    Netherlands
Logistar France BV.....................................................    Netherlands
Logistar France I SAS - France.........................................      France
Logistar France SARL...................................................    Netherlands
Logistar France SARL I.................................................    Luxembourg
Logistar France SAS....................................................    Netherlands
Logistar Germany SARL..................................................    Luxembourg
Logistar Italy SARL....................................................    Luxembourg
Logistar Netherlands I SARL............................................    Luxembourg
Logistar Netherlands II SARL...........................................    Luxembourg
Logistar Netherlands SARL..............................................    Netherlands
Logistar Poland SARL...................................................    Luxembourg
Logistar SARL..........................................................    Luxembourg
Logistar Sp. zo.o - Poland.............................................      Poland
Logistar Spain BV......................................................    Netherlands
Logistar Spain SARL....................................................    Luxembourg
Logistar UK SARL.......................................................    Luxembourg
PLD International Incorporated.........................................     Delaware
ProLogis Alabama Trust.................................................      Alabama
ProLogis De Mexico SA DE CV............................................      Mexico

                                                                                      Jurisdiction
Name of Entity                                                                       of Organization
--------------                                                                       ---------------
ProLogis Development Services Incorporated............................................   Delaware
ProLogis Houston Holdings, Inc........................................................   Delaware
ProLogis International Incorporated...................................................   Delaware
ProLogis IV, Inc......................................................................   Delaware
ProLogis Limited Partnership-I........................................................   Delaware
ProLogis Limited Partnership-II.......................................................   Delaware
ProLogis Limited Partnership-III (d/b/a SC Industrial Partners Limited Partnership)...   Delaware
ProLogis Limited Partnership-IV.......................................................   Delaware
ProLogis Logistics Holdings LLC.......................................................   Delaware
ProLogis Logistics Services Incorporated..............................................   Delaware
ProLogis Management Incorporated......................................................   Delaware
ProLogis Management Services Incorporated.............................................   Delaware
ProLogis Trust........................................................................   Maryland
ProLogis-Alabama (1) Incorporated.....................................................   Maryland
ProLogis-Alabama (2) Incorporated.....................................................   Maryland
ProLogis-DS Mexico Incorporated.......................................................   Maryland
ProLogis-Kansas City (1) Incorporated.................................................   Delaware
ProLogis-North Carolina (1) Incorporated..............................................   Maryland
ProLogis-North Carolina (2) Incorporated..............................................   Maryland
ProLogis-North Carolina Limited Partnership...........................................   Delaware
Red Mountain Joint Venture............................................................     Texas
SCI Logistar Management SARL..........................................................  Luxembourg
SCI Mexico Industrial Trust...........................................................   Maryland
Security Capital Logistar International Fund SCA......................................  Luxembourg
HOMESTEAD
---------
Atlantic Homestead Village (1) Incorporated...........................................   Maryland
Atlantic Homestead Village (2) Incorporated...........................................   Maryland
Atlantic Homestead Village Limited Partnership........................................   Delaware
BTW II Incorporated...................................................................   Delaware
BTW III Incorporated..................................................................   Delaware
BTW Incorporated......................................................................   Delaware
BTW Limited Partnership...............................................................   Delaware
Homestead Alabama Incorporated........................................................    Alabama
Homestead Village Incorporated........................................................   Maryland
Homestead Village Management Incorporated.............................................   Delaware
HVI Trust.............................................................................   Maryland
KC Homestead Village Redevelopment Corporation........................................   Missouri


                                                                          Jurisdiction
Name of Entity                                                           of Organization
--------------                                                           ---------------
Missouri Homestead Village Incorporated................................      Maryland
PTR Homestead Village (1) Incorporated.................................      Maryland
PTR Homestead Village (2) Incorporated.................................      Maryland
PTR Homestead Village Limited Partnership..............................      Delaware
STRATEGIC HOTEL
---------------
GH Inn, L.L.C..........................................................      Delaware
Inmobiliaria Nacional Mexicana, S.A. de C.V............................       Mexico
Poydras Plaza Hotel Venture............................................      Louisiana
Propamex, S.A. de C.V..................................................       Mexico
SHC Beverly Hills, L.L.C...............................................      Delaware
SHC Burbank, L.L.C.....................................................      Delaware
SHC Capitol L.L.C......................................................      Delaware
SHC Extended Stay Hotel, L.L.C.........................................      Delaware
SHC Funding Incorporated...............................................      Delaware
SHC Holdings L.L.C.....................................................      Delaware
SHC Laguna Niguel, L.L.C...............................................      Delaware
SHC Mexico Holdings Incorporated.......................................      Delaware
SHC Mortgage Incorporated..............................................      Delaware
SHC Paris-1, L.L.C.....................................................      Delaware
SHC Paris-2, L.L.C.....................................................      Delaware
SHC Paris-3, L.L.C.....................................................      Delaware
SHC Paris-4, L.L.C.....................................................      Delaware
SHC Paris-5, L.L.C.....................................................      Delaware
SHC Paris-6, L.L.C.....................................................      Delaware
SHC Philadelphia L.L.C.................................................      Delaware
SHC Phoenix I, L.L.C...................................................      Delaware
SHC Phoenix II, L.L.C..................................................      Delaware
SHC Rancho, L.L.C......................................................      Delaware
SHC San Francisco, L.L.C...............................................      Delaware
SHC Santa Clara L.L.C..................................................      Delaware
SHC St. Ermin's (Delaware), Inc........................................      Delaware
SHC Westport Inn L.L.C.................................................      Delaware
SHC Westport Look L.L.C................................................      Delaware
SHC Westport Plaza L.L.C...............................................      Delaware
SHCI Santa Monica Beach Hotel, L.L.C...................................      Delaware
Strategic Hotel Capital Incorporated...................................      Delaware
Strategic Hotel Capital Limited Partnership............................      Delaware

                                                                          Jurisdiction
Name of Entity                                                           of Organization
--------------                                                           ---------------
Strategic Hotel Capital Limited Partnership-II.........................       Delaware
Strategic Hotel Funding, L.L.C.........................................       Delaware
USREALTY
CCRT I Incorporated....................................................       Delaware
CCRT II Incorporated...................................................       Delaware
CCRT McCaffery Developments L.L.C......................................       Delaware
City Center Retail Trust...............................................       Maryland
City Center Retail Trust/McCaffery Developments, L.P...................       Delaware
CWS Communities Incorporated...........................................       Delaware
CWS Communities LP.....................................................       Delaware
CWS Communities Trust..................................................       Maryland
CWS Management Services Incorporated...................................       Delaware
LWP Associates LLC.....................................................       Delaware
NPC-1 Incorporated.....................................................       Maryland
Pacific Retail Trust...................................................       Maryland
Parking Services International Incorporated............................       Maryland
PRT Sunnyside, L.L.C...................................................       Delaware
Retail Property Partners Limited Partnership...........................       Delaware
Security Capital Holdings S.A..........................................      Luxembourg
Security Capital U.S. Realty...........................................      Luxembourg
UGP-Skypark, L.L.C.....................................................       Delaware
UGPT-Skypark, Inc......................................................       Delaware
UGPT-Skypark Limited Partnership.......................................       Delaware
Urban Growth Property Limited Partnership..............................       Delaware
Urban Growth Property Trust............................................       Maryland
Urban Growth Wabash Randolph Partnership...............................       Delaware
Van Wells Realty Company, LLC..........................................       Illinois
STORAGE USA
441 Mini-Storage Partners, Ltd.........................................        Florida
Buzzman Partners I, Ltd. Partnership...................................     Pennsylvania
Buzzman Partners II, Ltd. Partnership..................................     Pennsylvania
Clarendon Storage Associates Ltd Partnership...........................       Virginia
Cole/Morgan, Ltd.......................................................         Texas
Dade County Mini-Storage Associates, Ltd...............................        Florida
Huron Acquisition, Inc.................................................       Tennessee
Parklawn Storage Partners, LP..........................................       Tennessee
Preston Self Storage, Ltd..............................................         Texas

                                                                          Jurisdiction
Name of Entity                                                           of Organization
--------------                                                           ---------------
Prospect Heights Self Storage, LLC.....................................      Illinois
Southeast Mini-Storage Limited Partners................................       Florida
Storage Partners of Okeechobee, Ltd....................................       Florida
Storage Partners of Paoli, LP..........................................      Tennessee
Storage USA Franchise Corp.............................................      Tennessee
Storage USA of Palm Beach County Ltd. Partnership......................      Maryland
Storage USA Trust......................................................      Maryland
Sunset Mini-Storage Partners, Ltd......................................       Florida
SUSA/38th Avenue, Capitola LP..........................................     California
SUSA Hackensack LP.....................................................      Tennessee
SUSA Harrison LP.......................................................      Tennessee
SUSA Hollywood, LP.....................................................      Tennessee
SUSA Investments I, LLC................................................      Virginia
SUSA Investments II, LLC...............................................      Virginia
SUSA Management, Inc...................................................      Tennessee
SUSA Management, Inc...................................................      Tennessee
SUSA Mesa L.P..........................................................      Tennessee
SUSA Nashville L.P.....................................................      Tennessee
SUSA Orange LP.........................................................      Tennessee
SUSA Partnership, L.P..................................................      Tennessee
SUSA/Poplar Partners, LP...............................................      Tennessee
SUSA Secaucus LP.......................................................      Tennessee
Tamiami Mini-Storage Partners, Ltd.....................................       Florida
REGENCY REALTY
--------------
Barnett Shoales, LLC...................................................       Georgia
Branch/HOP Associates, L.P.............................................       Georgia
Chestnut Powder LLC....................................................       Georgia
Edmunson Orange Corp...................................................      Tennessee
Equiport Associates, L.P...............................................       Georgia
Fieldstone Associates, L.P.............................................       Georgia
Hyde Park Partners, L.P................................................        Ohio
Landcom Regency Mandarin, Ltd..........................................       Florida
Marietta Outparcel, Inc................................................       Georgia
Old Fort Associates, L.P...............................................       Georgia
R&M Western Partnership, L.P...........................................      Delaware
Regency Centers, L.P...................................................      Delaware
Regency Ocean East Partnership Limited.................................       Florida

                                                                       Jurisdiction
Name of Entity                                                        of Organization
--------------                                                        ---------------
Regency Office Partnership, L.P....................................      Delaware
Regency Realty Corporation.........................................       Florida
Regency Realty Group, Inc..........................................       Florida
Regency Retail Centers of Ohio, Inc................................        Ohio
Regency Rosewood Temple Terrace, Ltd...............................       Florida
Roswell Village, Ltd...............................................       Georgia
RRC Acquisitions, Inc..............................................       Florida
RRC Acquisitions Two, Inc..........................................       Florida
RRC AL SPC, Inc....................................................       Alabama
RRC FL Five, Inc...................................................       Florida
RRC FL Seven, Inc..................................................       Florida
RRC FL SPC, Inc....................................................       Florida
RRC GA SPC, Inc....................................................       Georgia
RRC General SPC, Inc...............................................       Florida
RRC Lender, Inc....................................................       Florida
RRC Limited SPC, Inc...............................................       Florida
RRC MS SPC, Inc....................................................     Mississippi
RRC Operating Partnership of Georgia L.P...........................       Georgia
RSP IV Criterion, Ltd..............................................       Florida
Treasure Coast Investors, Ltd......................................       Florida
Village Commons Shopping Center....................................       Florida
CARRAMERICA
-----------
1717 Pennsylvania Avenue, L.L.C....................................      Delaware
1747 Pennsylvania Avenue Associates, L.P...........................      Delaware
Bond Building Limited Partnership.................................. District of Columbia
Bond Texas Limited Partnership.....................................        Texas
CC-JM II Associates................................................      Virginia
Capital 50 Associates.............................................. District of Columbia
Carr Development & Construction, LP................................      Delaware
Carr Parkway North I Corporation...................................      Delaware
Carr Real Estate Services, L.L.C...................................      Delaware
Carr Real Estate Services Partnership.............................. District of Columbia
Carr Realty, L.P...................................................      Delaware
Carr Redmond Corporation...........................................      Delaware
Carr Square 225 Associates......................................... District of Columbia
CarrAmerica Real Estate Services, L.L.C............................      Delaware
CarrAmerica Realty Corporation.....................................      Maryland

                                                                          Jurisdiction
Name of Entity                                                           of Organization
-------------                                                            ---------------
CarrAmerica Realty GP Holdings, Inc...................................       Delaware
CarrAmerica Realty, L.P...............................................       Delaware
CarrAmerica Realty LP Holdings, Inc...................................       Delaware
CarrAmerica Realty Properties, Inc....................................       Maryland
CarrAmerica Realty Services, Inc......................................       Delaware
CarrAmerica Techmart, L.L.C...........................................       Delaware
CarrAmerica U.S. West, LLC............................................       Delaware
Palomar Oaks, L.L.C...................................................       Delaware
Phase I 456 Associates................................................  District of Columbia
Phase I 7th & F Associates............................................  District of Columbia
Square 24 Associates..................................................       Delaware
Square 50 Associates..................................................  District of Columbia
Willard Associates....................................................  District of Columbia

                                                                  Jurisdiction
Name of Entity                                                   of Organization
--------------                                                   ---------------
GLOBAL REALTY
-------------
Acorn Properties SARL..........................................    Luxembourg
Acorn Storage Centres (Croydon) Ltd............................  United Kingdom
Acorn Storage Centres Ltd......................................  United Kingdom
Acorn Storage Development Ltd..................................  United Kingdom
Acorn Storage Holdings S.A.R.L.................................    Luxembourg
Acorn Storage Management Ltd...................................  United Kingdom
Acorn Storage S.A..............................................    Luxembourg
Acorn Storage Services Ltd.....................................  United Kingdom
Akeler Development Ltd.........................................  United Kingdom
Akeler Glasgow Ltd.............................................  United Kingdom
Akeler Management Ltd..........................................  United Kingdom
Akeler Management Ltd..........................................  United Kingdom
Akeler Property Investments S.A.R.L............................    Luxembourg
Akeler S.A.....................................................    Luxembourg
Akeler Services Ltd............................................  United Kingdom
BC Holdings S.A................................................    Luxembourg
Bernheim-Comofi S.A............................................    Luxembourg
Bramerton Developments Ltd.....................................  United Kingdom
City & West End Developments Ltd...............................  United Kingdom
City & West End Management Ltd.................................  United Kingdom
City & West End Property Investments S.A.R.L...................    Luxembourg
City & West End Services Ltd...................................  United Kingdom
City and West End Properties S.A...............................    Luxembourg
Flexible Storage Ltd...........................................  United Kingdom
Halesworth Developments Ltd....................................  United Kingdom
Halvergate Developments Ltd....................................  United Kingdom
Ormesby Developments Ltd.......................................  United Kingdom
Rensmeade Ltd..................................................  United Kingdom
Security Capital Global Realty S.A.............................    Luxembourg
U Stor-it-all Ltd..............................................  United Kingdom
UK Storage (Holdings) Ltd......................................  United Kingdom
UK Storage Ltd.................................................  United Kingdom
Wickhampton Developments Ltd...................................  United Kingdom